                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 8th day of April, 1997.

                                          /s/ Richard A. Abdoo
                                          -------------------------------------
                                          Richard A. Abdoo

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 31st day of March, 1997.

                                          /s/ Oscar C. Boldt
                                          -------------------------------------
                                          Oscar C. Boldt

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 31st day of March, 1997.

                                          /s/ J.P. Bolduc
                                          -------------------------------------
                                          J.P. Bolduc

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 31st day of March, 1997.

                                          /s/ Jon F. Chait
                                          -------------------------------------
                                          Jon F. Chait

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 31st day of March, 1997.

                                          /s/ Glenn A. Francke
                                          _____________________________________
                                          Glenn A. Francke

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 27th day of March, 1997.

                                          /s/ G.H. Gunnlaugsson
                                          -------------------------------------
                                          G.H. Gunnlaugsson

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 31st day of March, 1997.

                                          /s/ Burleigh E. Jacobs
                                          -------------------------------------
                                          Burleigh E. Jacobs

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 7th day of April, 1997.

                                          /s/ Jack F. Kellner
                                          -------------------------------------
                                          Jack F. Kellner

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 30th day of March, 1997.

                                          /s/ James F. Kress
                                          -------------------------------------
                                          James F. Kress

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 31st day of March, 1997.

                                          /s/ D.J. Kuester
                                          -------------------------------------
                                          D.J. Kuester

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 31st day of March, 1997.

                                          /s/ Edward L. Meyer, Jr.
                                          -------------------------------------
                                          Edward L. Meyer, Jr.

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 2nd day of April, 1997.

                                          /s/ Don R. O'Hare
                                          -------------------------------------
                                          Don R. O'Hare

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of April, 1997.

                                          /s/ San W. Orr, Jr.
                                          -------------------------------------
                                          San W. Orr, Jr.

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 31st day of March, 1997.

                                          /s/ Peter M. Platten, III
                                          -------------------------------------
                                          Peter M. Platten, III

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 31st day of March, 1997.

                                          /s/ Stuart W. Tisdale
                                          _____________________________________
                                          Stuart W. Tisdale

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 31st day of March, 1997.

                                          /s/ J.B. Wigdale
                                          -------------------------------------
                                          J.B. Wigdale

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 4th day of April, 1997.

                                          /s/ James O. Wright
                                          -------------------------------------
                                          James O. Wright

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY
(FORM S-4 RELATING TO THE PROPOSED MERGER OF SECURITY CAPITAL CORPORATION WITH
                                   AND INTO
                        MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Security Capital Corporation with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 11th day of April, 1997.

                                          /s/ Gus A. Zuehlke
                                          -------------------------------------
                                          Gus A. Zuehlke